THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite,
Lincoln ChoicePlus AssuranceSM Product Suite, Lincoln ChoicePlusSM Advisory,
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Fusion, Lincoln ChoicePlusSM Rollover,
Lincoln ChoicePlus AssuranceSM (Prime), Lincoln ChoicePlus AssuranceSM Series,
Lincoln ChoicePlusSM Signature, Lincoln Investor Advantage® Product Suite

Supplement dated February 5, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved the appointment of Loomis, Sayles & Company, L.P. as the new sub-adviser of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”), effective on or about February 17, 2026 (“Effective Date”). The Fund’s name will be changed to LVIP Global Equity Managed Volatility Fund, as of the Effective Date, and all references to the Fund’s name will be revised accordingly. The Fund’s investment objective, fee and average total returns will remain the same. All other information about the Fund, including the principal investment strategies, can be found in the fund’s prospectus.
You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.